SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 22, 2004

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA	19103-1699
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Slide presentation given April 22, 2004 by executives of Sunoco, Inc. during investor teleconference.

99.2	Press release dated April 22, 2004.

Item 9. Regulation FD Disclosure.

On April 22, 2004, Sunoco, Inc. (the “Company”) issued a press release announcing financial results for the Company’s 2004 first quarter. Additional information concerning the Company’s first quarter earnings was presented to investors in a teleconference call on April 22, 2004. A copy of the slide presentation is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

The press release announcing the financial results for the Company’s 2004 first quarter is attached as Exhibit 99.2 and is incorporated herein by reference.

The information in this report, being furnished pursuant to Item 9 and Item 12 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Safe Harbor Statement

Statements contained in the exhibits to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO, INC.

BY	/s/ JOSEPH P. KROTT
Joseph P. Krott
Comptroller
(Principal Accounting Officer)

DATE April 22, 2004

3

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Slide presentation given April 22, 2004 by executives of Sunoco, Inc. during investor teleconference.

99.2	Press release dated April 22, 2004.

4